SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   January 21, 2004
                                                -----------------------


                               Knight-Ridder, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                         1-7553                38-0723657
 -----------------------------     --------------------     --------------------
 (State or other jurisdiction        (Commission File          (IRS Employer
       of incorporation)                   Number)           Identification No.)


50 W. San Fernando Street, Suite 1500, San Jose, California         95113
------------------------------------------------------------     -------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code    (408) 938-7700
                                                   ---------------------


                                  Inapplicable
          ------------------------------------------------------------
          (Former name or former address if changed since last report)

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  99.1 Knight-Ridder, Inc. Earnings Press Release dated January 21, 2004

                  99.2 Knight-Ridder, Inc. December Statistical Report Press Release dated January 21, 2004


Item 12. Results of Operations and Financial Condition

         On January 21, 2004, Knight-Ridder, Inc. issued a press release announcing the Company's earnings for the quarter and fiscal year ended December 28, 2003. The company also issued a press release on January 21, 2004 announcing the Company's statistical report for the month ended December 28, 2003. Copies of these press releases are furnished as exhibits to this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KNIGHT-RIDDER, INC.

                                       By: /s/ CARLOS ABAUNZA
                                           -------------------------------------
                                           Carlos Abaunza
                                           Vice President and Controller

Dated:  January 21, 2004

                                  EXHIBIT INDEX

Exhibit
Number        Name
------        ----

99.1       Knight-Ridder, Inc. Earnings Press Release dated January 21, 2004

99.2 Knight-Ridder, Inc. December Statistical Report Press Release dated January 21, 2004